SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported) :            January 25, 2001


                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


       1-14161                                             11-3431358
(Commission File Number)                       (IRS Employer Identification No.)

              175 East Old Country Road, Hicksville, New York        11801
                 One MetroTech Center, Brooklyn, New York            11201
               (Address of Principal Executive Offices)            (Zip Code)

                           (516) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.      Other Events.
             ----- ------

                  On January 25, 2001, KeySpan Corporation ("the Company") issued a press release concerning its consolidated earnings for the year ended December 31, 2000.

                  The Company's press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             --------- ----------- --- ----- --------- ----------- --- --------

    (c)      Exhibits

             (1)      Press Release of the Company dated January 25, 2001.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              KEYSPAN CORPORATION

Dated: January 25, 2001                       By:      /s/Gerald Luterman
                                                        ------------------
                                              Name:    Gerald Luterman
                                              Title:   Senior Vice President and
                                                       Chief Financial Officer


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                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.       Exhibit                                               Page
-----------       -------                                               ----

  99              Press Release dated January 25, 2001                    5









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